                                 SCHEDULE 14A
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          FIRST MIDWEST BANCORP, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

March 12, 1999


Dear Shareholder:

The 1999 Annual Meeting of Shareholders of First Midwest Bancorp, Inc., will be held on Wednesday, April 14, 1999 at 9:00 a.m. at the Sheraton Hotel, 121 Northwest Point Boulevard, Elk Grove Village, Illinois.

The purpose of the Annual Meeting will be to elect four directors, namely, Vernon A. Brunner, O. Ralph Edwards, Thomas M. Garvin and John M. O'Meara. We currently know of no other business to be considered at the meeting.

Whether you plan to attend the Annual Meeting or not, please date and sign the enclosed proxy card and return it in the accompanying envelope. Your vote is very important regardless of how many shares you own. If you attend the Annual Meeting and wish to vote in person, you may do so even though you have previously sent in a proxy.

Yours very truly,

Robert P. O'Meara
Chairman and
Chief Executive Officer

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 14, 1999


To the Shareholders of
FIRST MIDWEST BANCORP, INC.:

     The Annual Meeting of Shareholders of First Midwest Bancorp, Inc. will be held at the Sheraton Hotel, 121 Northwest Point Boulevard, Itasca, Illinois, on Wednesday, April 14, 1999 at 9:00 a.m. for the purpose of electing four directors and transacting such other business as may be properly brought before the Annual Meeting or any adjournment thereof. Management at present knows of no other business to be brought before the Annual Meeting.

     The Board of Directors has fixed the close of business on March 1, 1999 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting.

     Whether you plan to attend the Annual Meeting or not your prompt execution and return of the enclosed proxy will be appreciated.

By Order of the Board of Directors:


JAMES M. ROOLF
James M. Roolf
Senior Vice President,
Corporate Secretary

March 12, 1999

                                PROXY STATEMENT
                  FOR ANNUAL MEETING TO BE HELD APRIL 14, 1999


                               VOTING PROCEDURES

Introduction

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of First Midwest Bancorp, Inc. (the "Company"), a Delaware corporation, of proxies for use at the Annual Meeting of Shareholders to be held April 14, 1999 at 9:00 a.m. and at any adjournments of that meeting (the "Annual Meeting"). The Board of Directors has fixed the close of business on March 1, 1999 as the record date for determining shareholders entitled to notice of, and to vote at, the Annual Meeting. On the record date, the Company had outstanding 28,933,060 shares of $0.01 per share par value Common Stock ("Common Stock"). Each outstanding share of Common Stock entitles the holder to one vote.

     Shares of Common Stock represented by properly executed proxies received by the Company will be voted at the Annual Meeting in accordance with the instructions thereon. If there are no such instructions, the shares will be voted in favor of the election of the nominees for director and in the discretion of the named proxies on any other matters which may properly come before the Annual Meeting. A shareholder may revoke his proxy by: executing a later-dated proxy; giving written notice of such revocation to the Corporate Secretary; or voting in person at the Annual Meeting. Attendance at the Annual Meeting will not, in and of itself, constitute the revocation of a proxy.

     The Inspector of Election appointed by the Board of Directors for the Annual Meeting will tabulate votes cast by proxy or in person at the Annual Meeting and will determine whether or not a quorum is present. The Inspector of Election will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the shareholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

     The date of this Proxy Statement is March 12, 1999. The approximate date on which this Proxy Statement, form of proxy and the Company's 1998 Annual Report are first being sent to the Company's shareholders is March 12, 1999.

Voting of Shares in the First Midwest Bancorp, Inc. Dividend Reinvestment Plan

     The Company's Stock Transfer Agent, American Securities Transfer & Trust Company, is the record owner of all shares of Common Stock held for participants in the Dividend Reinvestment & Stock Purchase Plan ("DR Plan"). Each DR Plan participant will receive a single proxy card covering those shares of Common Stock credited to the participant's DR Plan account and those shares owned outside the DR Plan.

Direction Card for Participants in the First Midwest Bancorp Savings and Profit Sharing Plan

     First Midwest Trust Company, N.A., as Trustee under the First Midwest Bancorp Savings and Profit Sharing Plan (the "Profit Sharing Plan"), is the record owner of all shares of the Common Stock held for participants in the Profit Sharing Plan. The Trustee will vote the shares held for the account of each Profit Sharing Plan participant in accordance with the directions received from participants. In order to obtain such voting directions, the Trustee will forward this Proxy Statement and a blue-colored direction card to each Profit Sharing Plan participant. The direction card must be executed and returned if the shares held pursuant to the Profit Sharing Plan are to be voted, provided that shares held in the Profit Sharing Plan for which no directions are received will be voted by the Trustee proportionally in the same manner as it votes shares for which directions were received. All direction cards returned will be kept confidential by the Trustee or its tabulating agent and will not be disclosed to the Company or any of its employees. Because Profit Sharing Plan participants are not the record owners of the related shares, such shares may not be voted in person by Profit Sharing Plan participants at the Annual Meeting.

Direction Card for Participants in the First Midwest Bancorp Nonqualified Retirement Plan and Nonqualified Stock Option Gain Deferral Plan

     Harris Bank Barrington, as Trustee under the First Midwest Bancorp Nonqualified Retirement Plan and Nonqualified Stock Option Gain Deferral Plan (the "Nonqualified Plans") is the record owner of all shares of the Common Stock held for participants in the Nonqualified Plans. The Trustee will vote the shares held for the account of each Nonqualified Plan participant in accordance with the directions received from participants. In order to obtain such voting directions, the Trustee will forward this Proxy Statement and a buff-colored direction card to each Nonqualified Plan participant. The direction card must be executed and returned if the shares held pursuant to the Nonqualified Plans are to be voted, provided that shares held in the Nonqualified Plans for which no directions are received will be voted by the Trustee proportionally in the same manner as it votes shares for which directions were received. All direction cards returned will be kept confidential by the Trustee or its tabulating agent and will not be disclosed to the Company or any of its employees. Because Nonqualified Plan participants are not the record owners of the related shares, such shares may not be voted in person by Nonqualified Plan participants at the Annual Meeting.

Cost of Solicitation

     The cost of solicitation of proxies will be paid by the Company. Directors, officers, employees and agents of the Company may solicit proxies by mail, telephone, personal interview and other means. Directors, officers and employees will receive no additional compensation for solicitation services. Brokerage houses, nominees, fiduciaries and other custodians will be requested to forward soliciting material to the beneficial owners of shares of record held by them and will be reimbursed for their reasonable expenses.

                             ELECTION OF DIRECTORS

     At the Board of Directors regular meeting of August 19, 1998 and pursuant to the Agreement and Plan of Merger dated January 14, 1998, by and between the Company and Heritage Financial Services, Inc. ("Heritage"), three directors of Heritage (Jack Payan, John L. Sterling and Richard T. Wojcik) were appointed to serve on the Board of Directors until the year 2001. Additionally, following the April 16, 1998 death of former Director C. D. Oberwortmann, the Board appointed Brother James Gaffney, FCS to serve as Director on the Board until the year 2000.

     We are saddened to inform you that Andrew B. Barber, Honorary Chairmen of the Board, passed away on January 31, 1999 following a brief illness. A Director of the Company since its formation in 1982, Andy was active in banking in the Midwest for almost sixty years co-founding in 1940 the Union National Bank of Joliet, the largest of the twenty-one banks that came together in 1983 to constitute First Midwest Bancorp.

     As a result of the foregoing, on February 17, 1999 the Board of Directors reduced the number of Directors comprising the Board from fourteen to thirteen. To make the three classes of Directors approximately equal in number, the Board nominated Director John M. O'Meara for election to the class of Directors serving until the year 2002 (Director O'Meara was previously in the class of Directors serving until the year 2001).

     Each year the Shareholders elect the members of a Class of directors for a term of three years. The Director Nominees named below have been nominated for election for a term to end at the Annual Meeting of Shareholders in the year 2002 or until their successors are elected. The Board has no reason to believe that any of the Director Nominees will not be available for election. However, if any of the Director Nominees is not available for election, proxies may be voted for the election of other persons selected by the Board of Directors. Proxies cannot, however, be voted for a greater number of persons than the number of Director Nominees named. To be elected as a director, each Director Nominee must receive the favorable vote of a plurality of the shares present and entitled to vote at the Annual Meeting.

     Certain biographical information (including principal occupation or employment for the past five years) concerning each Director Nominee and Continuing Director as of the date of the Annual Meeting is set forth below:

Director Nominees To Serve Until The Year 2002

     Vernon A. Brunner, 58 (Director since 1997). Mr. Brunner is Executive Vice President-Marketing, Walgreen Co. (retail drug store chain), Deerfield, Illinois. Mr. Brunner is a member of the Company's Executive Committee.

     O. Ralph Edwards, 64 (Director since 1988). Mr. Edwards is Corporate Vice President-Human Resources (retired, 1992) of Abbott Laboratories (health care products manufacturer), Abbott Park, Illinois. Mr. Edwards is Chairman of the Company's Compensation Committee and is a member of its Nominating Committee.

     Thomas M. Garvin, 63 (Director since 1989). Mr. Garvin is Chairman and Chief Executive Officer of G.G. Products Company (food business acquiror), Oak Brook, Illinois. He is a director of Corporate Renaissance Group, Inc. Mr. Garvin is a member of the Company's Executive and Audit Committees.

     John M. O'Meara, 53 (Director since 1982). Mr. O'Meara is President and Chief Operating Officer of First Midwest Bancorp, Inc. He is a member of First Midwest's Executive Committee and is the brother of Robert P. O'Meara.

Continuing Directors Serving Until The Year 2000

     Bruce S. Chelberg, 64 (Director since 1989). Mr. Chelberg is Chairman and Chief Executive Officer of Whitman Corporation (diversified, multinational holding company), Rolling Meadows, Illinois. He is a director of Whitman Corporation, Snap-On Tools Corporation and Northfield Laboratories, Inc. Mr. Chelberg is Chairman of the Company's Nominating Committee and is a member of its Audit and Executive Committees.

     William J. Cowlin, 67 (Director since 1997). Mr. Cowlin is Attorney and Counselor at Law of William J. Cowlin, LTD., Crystal Lake, Illinois. Prior to 1997, Mr. Cowlin was Chairman of the Board and Chief Executive Officer of SparBank which was acquired by the Company on October 1, 1997. Under the terms of the acquisition agreement between the Company and SparBank, Mr. Cowlin was appointed to serve as a director of the Company until its Annual Meeting of Shareholders in the year 2000. In addition, this agreement requires that Mr. Cowlin (or such other nominee of Geraldine C. Cowlin, his spouse) will be nominated to serve as a director of the Company upon the expiration of his term in the year 2000 for a three year term expiring at the Annual Meeting of Shareholders in the year 2003. Mr. Cowlin is a member of the Company's Executive Committee.

     Joseph W. England, 58 (Director since 1986). Mr. England is Senior Vice President of Deere & Company (mobile power equipment manufacturer), Moline, Illinois. Mr. England is Chairman of the Company's Audit Committee.

     Brother James Gaffney, FSC, 56 (Director since 1998). Brother Gaffney is Chief Executive Officer of Lewis University (independent catholic institution of higher education), Romeoville, Illinois. Brother Gaffney is a member of the Company's Executive Committee.

     Robert P. O'Meara, 61 (Director since 1982). Mr. O'Meara is Chairman of the Board and Chief Executive Officer of First Midwest. He is Chairman of the Company's Executive Committee and is the brother of John M. O'Meara.

Continuing Directors Serving Until The Year 2001

     Jack Payan, 68. Mr. Payan is a senior executive of Payan, Alberts & Thompson, Ltd., an independent insurance agency. Prior to 1998, Mr. Payan served on the Board of Directors of Heritage which was acquired by the Company on July 1, 1998. Under the terms of the acquisition agreement between the Company and Heritage, Mr. Payan was appointed to serve as director of the Company until its Annual Meeting of Shareholders in year 2001. Mr. Payan is a member of the Company's Audit Committee.

     John L. Sterling, 55. Mr. Sterling is the President and owner of Sterling Lumber Company (lumber distributor). Mr. Sterling served on the Board of Directors of Heritage which was acquired by the Company on July 1, 1998. Under the terms of the acquisition agreement between the Company and Heritage, Mr. Sterling was appointed to serve as director of the Company until its Annual Meeting of Shareholders in year 2001. Mr. Sterling is a member of the Company's Compensation Committee.

     J. Stephen Vanderwoude, 55 (Director since 1991). Mr. Vanderwoude is Chairman and Chief Executive Officer of Madison River Telephone Company (telephone system acquiror and operator), Chapel Hill, North Carolina. From 1993 to 1995, he was President and Chief Executive Officer (retired, 1995) of Video Lottery Technologies, Inc. He is a director of V-Band Corporation. Mr. Vanderwoude is a member of the Company's Compensation Committee.

     Richard T. Wojcik, 60. Prior to 1998, Mr. Wojcik was Chairman and Chief Executive Officer of Heritage which was acquired by the Company on July 1, 1998. Under the terms of the acquisition agreement between the Company and Heritage, Mr. Wojcik was appointed to serve as director of the Company until its Annual Meeting of Shareholders in year 2001. Mr. Wojcik is a member of the Company's Executive Committee.

                         BOARD OF DIRECTORS' OPERATIONS

Board of Directors and Committee Meetings

     The Board of Directors has established Executive, Audit, Compensation and Nominating Committees, and may periodically establish other Committees as deemed advisable.

     The members of the Executive Committee during 1998 were: Vernon A. Brunner; Bruce S. Chelberg; William J. Cowlin; Thomas M. Garvin; John M. O'Meara and Robert P. O'Meara. The function of this Committee is to exercise certain powers of the Board of Directors, as defined by the Company's ByLaws, between Board meetings. The Executive Committee met five times during 1998. Currently, the members of the Executive Committee are: Vernon A. Brunner, Bruce S. Chelberg; William J. Cowlin; Brother James Gaffney, FSC; Thomas M. Garvin; John M. O'Meara; Robert P. O'Meara and Richard T. Wojcik.

     The members of the Compensation Committee during 1998 were: O. Ralph Edwards, Chairman, and J. Stephen Vanderwoude. The functions of this Committee are to determine and recommend to the Board of Directors the compensation of the Company's directors and to review the propriety of the Company's compensation and benefits programs. The Compensation Committee met four times in 1998. Currently, the members of the Compensation Committee are: O. Ralph Edwards, Chairman, John L. Sterling and J. Stephen Vanderwoude.

     Audit Committee members during 1998 were: Bruce S. Chelberg; Joseph W. England, Chairman; and Thomas M. Garvin. The functions of this Committee are to: select and recommend the independent auditors to the Board of Directors, review the plans for, and the findings from, the independent and internal audits; and review the results of the regulatory agency examinations of the Company. The Audit Committee met four times in 1998. Currently, the members of the Audit Committee are: Bruce S. Chelberg, Joseph W. England, Chairman, Thomas M. Garvin and Jack Payan.

     The members of the Nominating Committee during 1998 and currently are:
Bruce S. Chelberg, Chairman; and O. Ralph Edwards. The functions of this Committee are to establish criteria for the nomination of directors and identify and recommend to the Board of Directors candidates for director nomination. The Nominating Committee met once during 1998.

     The First Midwest Board held four meetings during 1998. Except for Director Cowlin, each Director attended at least 75% of the aggregate of the total number of meetings held by the Board of Directors and the various Committees of the Board of Directors on which he served.

Board of Directors' Compensation

     Non-employee members of the Board of Directors are compensated by the Company through an annual $11,000 retainer, payable quarterly, and a $750 fee for each Board meeting attended. Non-employee Chairpersons of Board Committees receive an additional $1,500 annual retainer, payable quarterly. Non-employee Committee members, including the Chairperson, also receive a $750 fee for each Committee meeting attended. The median total compensation paid in 1998 to non-employee directors was $18,500. Employee members of the Board (i.e., John M. O'Meara and Robert P. O'Meara) receive no Board compensation.

Deferred Compensation Plan for Non-employee Directors

     The Deferred Compensation Plan for Non-employee Directors allows non-employee directors to defer receipt of either 50% or 100% of any director fees and retainers due such directors. The deferred director fees and retainers are payable at the director's election either as a lump sum or in installments over a period not to exceed ten years. Payments under this plan begin at the date specified by the director or upon cessation of service as a director.

     Non-Employee Directors' 1997 Stock Option Plan. During 1997, the Board of Directors established the Non-Employee Directors' 1997 Stock Option Plan (the "Directors' Plan") to advance the interests of the Company and its Shareholders by augmenting the Company's traditional compensation program for non-employee directors with awards of non-qualified stock options. A maximum of 25,000 shares of Common Stock are available for the grant of options under the Directors' Plan.

     Under the Directors' Plan, each non-employee director receives an annual non-qualified stock option grant. The grant date will be the date of that year's first regularly scheduled meeting of the Company's Board. The number of shares covered by the option is determined by dividing the average cash compensation paid to non-employee directors during the immediately preceding calendar year by the fair market value of a share of the Company's Common Stock on the grant date. In addition, for any individual who first becomes a non-employee director after the date of the first Board of Directors meeting in that year, the date such individual becomes a director shall be a grant date. The first regularly scheduled meeting for 1999 was held February 17, 1999 and on that date an option to purchase 515 shares of the Company's Common Stock at a price of $35.9375 per share was granted to each non-employee director.

     The exercise price per share for all options under the Directors' Plan is 100% of the fair market value of a share of the Company's Common Stock on the grant date. The exercise price may be paid in cash or by surrendering previously-acquired shares of the Company's Common Stock, or a combination of both, having a combined value equal to the aggregate exercise price for the options being exercised. The options are not exercisable until the first anniversary of the grant date, subject to accelerated vesting in the event of death or disability, or a change in control of the Company. The option will remain exercisable until the tenth anniversary of the grant date unless the recipient ceases to be a director, in which case the option will expire on the third anniversary of the termination of the individual's Board membership (the first anniversary in the event of death).

Board of Directors' Retirement Policy

     The Company's Board of Directors Retirement Policy requires a director to resign upon attainment of age seventy or upon the occurrence of certain defined events.

     Retired directors may be considered for appointment as nonvoting Emeritus Directors upon the recommendation of the Nominating Committee. Emeritus Directors will be available for advice and counsel to the Company and will receive an annual $1,000 retainer, payable quarterly. Robert E. Joyce is currently the Company's only Emeritus Director.


                       EXECUTIVE OFFICERS OF THE COMPANY

     The Company's executive officers are elected annually by the Company's Board of Directors. Certain information regarding the Company's executive officers is set forth below.

                                                                                      Executive
                                                                                       Officer
Name (Age as of March 1, 1999)    Position or Employment for Past Five Years           Since
--------------------------------  --------------------------------------------------  ----------
Robert P. O'Meara (61)            Chairman of the Board & Chief Executive Officer       1982
John M. O'Meara (53)              President & Chief Operating Officer                   1987
Donald J. Swistowicz (47)         Executive Vice President & Chief Financial Officer    1982

                            EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table sets forth certain information with respect to annual and other compensation paid to the Company's Chief Executive Officer and the other highest paid Executive Officers of the Company whose annual base salary and bonus for the last fiscal year exceeded $100,000:

                                                                       Long-Term
                                                                     Compensation
                                                                       Awards
                                                                      --------
                                         Annual Compensation          Securities     All Other
Name and Principal            Fiscal     --------------------         Underlying    Compensation
Position                      Year     Salary ($)     Bonus ($)       Options (#)        ($)
-------------------------------------------------------------------------------------------------
Robert P. O'Meara               1998   $467,082      $ 131,450          34,650        $ 33,283
Chairman of the Board           1997    433,000        131,449           9,453          56,052
& Chief Executive Officer       1996    416,000        100,825          12,773          58,313



John M.  O'Meara                1998    379,753        106,860           9,448          27,059
President & Chief               1997    352,000        106,858           7,685          48,187
Operating Officer               1998    338,000        106,921          10,378          53,130



Donald J. Swistowicz            1998    198,529         45,300          18,496          13,724
Executive Vice President &      1997    172,000         45,304           3,219          21,638
Chief Financial Officer         1996    165,000         34,079           4,343          22,852


  Note "All Other Compensation" represents contributions by the Company to the Company's qualified and non-qualified defined contribution retirement plans.

Stock Option Grants in 1998

                                          Individual Grants
-------------------------------------------------------------------------------------------------------------
                                        # of
                                      Securities    % of Total
                                      Underlying      Options
                                       Options      Granted to    Per Share                     Grant Date
                                      Granted in     Employees    Exercise    Expiration        Present
Name                     Type /(1)/  1998/(2)(3)/     in 1998     Price ($)      Date           Value($)/(4)/
-------------------------------------------------------------------------------------------------------------
Robert P. O'Meara         NQSO            11,621                   $40.69       2/18/08           $123,531
                          NQSO-R1         11,303                    40.88       2/28/00             51,768
                          NQSO-R2         11,726                    40.88       2/15/99             27,673
                                         -------                                                  --------
                                          34,650        19.3%                                      202,972

John M. O'Meara           NQSO             9,448        5.30%       40.69       2/19/08            100,432

Donald J. Swistowicz      NQSO             4,110                    40.69       2/18/08             43,689
                          NQSO-R3          1,074                    46.08       2/21/06             12,587
                          NQSO-R4          1,980                    46.08       2/15/05             21,483
                          NQSO-R5          1,855                    46.08       2/16/04             18,346
                          NQSO-R6          1,738                    46.08       2/17/03             15,242
                          NQSO-R7          1,653                    46.08       2/19/02             12,546
                          NQSO-R8          2,995                    46.08       2/28/00             17,970
                          NQSO-R9          3,091                    46.08       2/15/99             11,900
                                        --------                                                  --------
                                          18,496       10.30%                                      153,763

Notes:
  (1) Nonqualified Stock Option (NQSO) or Nonqualified Stock Option Reload (NQSO-R#).

  (2) The options listed in the first line opposite each executive officer's name are 1998 original options granted annually under the Company's 1989 Omnibus Stock and Incentive Plan which vest over a period of three years; all other grants in 1998 are reload stock options which vest in six months (see Note 3).

  (3) Optionees may tender previously acquired shares of the Company's Common Stock in payment of the exercise price of a stock option and may tender previously acquired shares or request the Company to withhold sufficient shares to pay the taxes arising from the exercise. The options described above are reload stock options to purchase the number of shares thus tendered and/or withheld. The reload option will have an exercise price equal to the fair market value of the Common Stock on the date of exercise of the base option, will be first exercisable six months from such date and will expire on the scheduled expiration date of the base option. All reload options become fully exercisable in connection with a change in control of the Company (as defined). The reload options are nontransferable except to family members or family trusts or partnerships.

  (4) The "Grant Date Present Value," above, was determined using the "Black-Scholes" option pricing model. The significant factors or assumptions incorporated into the Black-Scholes model in estimating the Grant Date Present Value were as follows:

                                        Risk
                Option                  Free                                       Expected
                 Term    Exercise       Rate of                     Dividend       life of
Option//Type    (Yrs)     Price         Return     Volatility       Yield          option (yrs)
------------------------------------------------------------------------------------------------------
NQSO              10.0     $40.69        5.55%        22.50%          2.38%          6.5
NQSO-R1            1.4      40.86        4.84         22.50           2.38           1.3
NQSO-R2            0.3      40.86        5.07         22.50           2.38           0.3
NQSO-R3            6.7      46.08        5.64         22.50           2.38           6.0
NQSO-R4            5.7      46.08        5.59         22.50           2.38           5.1
NQSO-R5            4.7      46.08        5.58         22.50           2.38           4.2
NQSO-R6            3.3      46.08        5.57         22.50           2.38           3.3
NQSO-R7            2.5      46.08        5.54         22.50           2.38           2.5
NQSO-R8            1.7      46.08        5.52         22.50           2.38           1.6
NQSO-R9            0.6      46.08        5.54         22.50           2.38           0.6

The ultimate value of the options will depend on the future market price of the Company's Common Stock, which cannot be forecast with reasonable accuracy. The actual value, if any, an executive may realize upon the exercise of an option will depend on the excess of the market price of the Company's Common Stock, on the date the option is exercised, over the exercise price of the option.


Aggregated Option Exercises in 1998 and Option Value as of December 31, 1998




                                                          Number of Securities           Value of Unexercised
                           Shares                        Underlying Unexercised        In-the-Money Options at
                          Acquired                       Options at Dec. 31, 1997        Dec. 31, 1998 /(2)/
                            on            Value        ----------------------------   ---------------------------
         Name             Exercise    Realized /(1)/   Exercisable    Unexercisable   Exercisable   Unexercisable
---------------------    ---------    --------------   -----------    -------------   -----------   -------------
Robert P. O'Meara......    63,075       $1,636,880         65,613         50,489      $ 1,319,282    $  154,188
John M. O'Meara........       ---              ---        100,279         22,322        2,155,788       125,303
Donald J. Swistowicz...    39,988        1,179,692         14,386          9,501              ---        52,464

Notes:

  (1) The value realized was deferred by the election of the named executives into the Company's Nonqualified Stock Option Gain Deferral Plan in the form of 40,046 and 25,602 shares of Common Stock for Robert P. O'Meara and Donald J. Swistowicz, respectively.

  (2) Options are considered "in-the-money" if the fair market value of the underlying Common Stock exceeds the exercise price of the related stock option. For "in-the-money" options, the "Value of Unexercised In-the-Money Options at December 31, 1998" represents the difference between the closing price ($30.06) of the Common Stock on December 31, 1998 and the exercise price of the underlying options, multiplied by the number of applicable options. Since the inception of such Plan, no stock options have been repriced.

Defined Benefit or Actuarial Pension and Retirement Plans

                      Consolidated Pension Plan Table

                                       Years of Service
Average Final    ----------------------------------------------------------
  Earnings           10        15        20        25        30        35
-------------    ---------  --------  --------  --------  --------  -------
   $125,000....   $11,040   $16,044   $21,049   $26,053   $31,057   $36,062
    150,000....    13,682    19,912    26,141    32,370    38,600    44,829
    175,000....    16,325    23,779    31,234    38,688    46,142    53,597
    200,000....    18,967    27,647    36,326    45,005    53,685    62,364
    225,000....    21,610    31,514    41,419    51,323    61,227    71,132


     The table above illustrates the amount of annual retirement income, computed on an actuarial basis using the "straight-life annuity method," provided by the Company's consolidated defined benefit pension plan at normal retirement age (65) in specified average earnings and service classifications. (Benefits are payable for life, or if spousal benefits are elected, a reduced amount is payable for the life of the employee and of the surviving spouse.)

     "Average Final Earnings" are determined substantially on the basis of the annual compensation included in the Summary Compensation Table, subject to the provisions of the Internal Revenue Code limiting the amount of annual compensation which may be taken into account. (The limitation for 1988 was $160,000. For the five years prior to 1998, the limitations were as follows:
1997 -$160,000; 1996, 1995 and 1994  - $150,000; and 1993 - $235,840).  The
amounts shown in the pension table, above, are not offset by any available Social Security benefits. At December 31, 1998, the years of credited service for the Company's consolidated defined benefit pension plan for the individuals named in the Summary Compensation Table were as follows: Robert P. O'Meara - nineteen; John M. O'Meara - nineteen; and Donald J. Swistowicz - seventeen.

                           Nonqualified Pension Plan

     Because benefits from the Company's consolidated defined benefit pension plan are subject to limitations under the Code, during 1989 the Company's Board authorized the establishment of a nonqualified pension plan (the "nonqualified plan"). The nonqualified plan provides for additional pension payments from the general assets of the Company of amounts which would have been paid to participants under the actuarially-based pension formula of the Company's consolidated defined benefit pension plan absent the compensation limitations of the Code. In order to reduce the administrative burden associated with the maintenance of a nonqualified plan, the Board of Directors approved the crediting as deferred compensation, to all employees participating in the nonqualified plan, of the present value of the nonqualified vested pension benefits accrued during the year. Amounts credited in 1998 as deferred compensation for 1998 service to the executives listed in the Summary Compensation Table were as follows: Robert P. O'Meara - $125,286; John M. O'Meara - $59,183; and Donald J. Swistowicz - $10,167.

Executive Employment Agreements

In order to advance the interests of the Company by enabling the Company to attract and retain the services of key executives upon which the successful operations of the Company are largely dependent, in 1990 the Board authorized the Compensation Committee to tender Employment/Change in Control Agreements to such key executives (the "Agreements"). The Compensation Committee has determined that the following executives are eligible for such Agreements: Class I Agreements -- Robert P. O'Meara and John M. O'Meara; Class II Agreements -- Donald J. Swistowicz and thirteen other senior executives of the Company's subsidiaries; and Class III Agreements thirty other senior executives of the Company or its subsidiaries.

     The Agreements are for a base term of two years for Classes I and II and one year for Class III Agreements and automatically renew unless ninety days notice of non-renewal is provided to the other party. If an executive's employment is terminated prior to the expiration of the Agreement or by the providing of notice of non-renewal, or if the executive is constructively discharged (for example, as a result of a material reduction in responsibilities or compensation, or other material breach of the Agreement by the Company), the executive is entitled to a severance benefit of: twelve months base pay for Class I executives and six months base pay for Class II and III executives; a pro rata short-term bonus award; and a limited amount of health care and outplacement counseling benefits. If the executive remains unemployed at the end of such time periods, an additional amount of limited benefits may be provided at the discretion of the Company.

     Upon a change in control, as defined, the term of each of the Agreements is extended three, two and one year(s) for Class I, II and III executives, respectively, from the date of the change in control. An executive who is terminated or constructively discharged after a change in control is entitled to a lump sum payment of the aggregate value (three, two and one time(s) such value for Classes I, II and III, respectively) of the following benefits: severance pay (base salary and short-term bonus awards); perquisites to which the executive was entitled on the date of the change in control; a limited amount of group health care benefits; contributions for benefits expected to be made to the Company's tax-qualified and nonqualified retirement plans; and a limited amount of outplacement counseling.

     Supplemental compensation will also be provided to mitigate the effects of any excise taxes applicable to executive employment payments. Each executive is subject to a confidentiality agreement, and if the executive voluntarily terminates employment prior to a change in control, the executive will be subject to noncompetition and nonsolicitation agreements.

Compensation Committee Report on Executive Compensation

     General. The Compensation Committee (the "Committee") believes that the Company's compensation strategy reflects the following: compensation should focus executives on achieving performance objectives that enhance Shareholder value; compensation should motivate executives, both individually and collectively, to take actions that support the attainment of the Company's mission and long and short-term objectives; and compensation should enable the Company to attract and retain individuals who are in a position to contribute materially to the Company's growth, development and financial success.

     Executive compensation consists of three primary, variable elements: a base salary; a potential cash bonus award under the Company's Short-Term Incentive Plan; and a potential stock option or other award under the Company's 1989 Omnibus Stock and Incentive Plan. In determining the appropriate mix among these elements, the Committee considers the results of compensation comparisons performed by the Company itself, the Company's independent compensation consultant, Watson, Wyatt & Company, and various industry associations. Additionally, the specific factors considered by the Committee in establishing executive compensation under each of these elements are discussed below.

                                  Base Salary

     Executive base salaries are reviewed annually by the Committee and presented to the full Board for approval; executives who are members of the Board of Directors do not participate in the approval process. Executive base salaries are typically targeted at the competitive median for services performed in similar capacities in similarly-sized financial institutions, adjusted primarily for individual performance and also for other factors, such as experience, responsibility and internal equity. Based upon the foregoing, the annual base salaries of Robert P. O'Meara, John M. O'Meara and Donald J. Swistowicz were fixed for 1998 as disclosed in the Summary Compensation Table.

             First Midwest Bancorp, Inc. Short-Term Incentive Plan

     The First Midwest Bancorp, Inc. Short-Term Incentive Plan (the "Incentive Plan"), established in 1989, is an integral element of the compensation mix because the Incentive Plan specifically aligns the short-term performance goals of the Company and its subsidiaries with the goals of the individual employees responsible for achieving such goals. Approximately 375 employees were designated Incentive Plan participants during 1998. Such employees are placed into one of eight participant categories based upon salary grade. Target awards are expressed as a percentage of base salary and range from 5% to 25%, depending upon participant category. (The 1998 target award for Robert P. O'Meara and John
M. O'Meara was 25% each, while the target award for Donald J. Swistowicz was 20%.) Based upon the level of attainment of predetermined annual corporate performance goals as well as predetermined individual performance goals, an award ranging between 0% to 150% of the target can be earned. Based upon the foregoing criteria, Robert P. O'Meara, John M. O'Meara and Donald J. Swistowicz earned the Incentive Plan cash bonus awards for 1998 as disclosed in the Summary Compensation Table.

       First Midwest Bancorp, Inc. 1989 Omnibus Stock and Incentive Plan

     The First Midwest Bancorp, Inc. 1989 Omnibus Stock and Incentive Plan (the "Omnibus Plan") allows the granting of both incentive and nonstatutory stock options, stock appreciation rights, restricted stock, performance units and performance shares. To date, only nonstatutory stock options have been awarded. The Omnibus Plan is administered by the Committee, and participants in the Omnibus Plan are selected from those employees who are in a position to contribute materially to the Company's long-term growth, development and financial success. Approximately 83 employees were Omnibus Plan participants during 1998. The exercise price of each stock option reflects the fair market value of a share of the Company's Common Stock on the date of grant. By featuring a long-term vesting schedule, the Committee seeks to motivate Omnibus Plan participants to enhance the long-term performance of First Midwest

     The number of options awarded a participant is determined by taking a Committee-established percentage of that participant's base salary and dividing that amount by the fair market value of a share of the Company's Common Stock on the date of grant. (The percentage of base salary utilized in 1998 for Robert P. O'Meara and John M. O'Meara was 105% while that for Donald J. Swistowicz was 90%.) Such number of options, however, may be reduced through application of a multiplier of 0% or 50% to reflect the Committee's assessment of a participant's individual performance. Based upon the foregoing criteria, Robert P. O'Meara, John M. O'Meara and Donald J. Swistowicz earned the Omnibus Plan stock option awards as disclosed in the Summary Compensation Table.

                     Chief Executive Officer Compensation

     Each element of Robert P. O'Meara's compensation is determined on the same basis, as previously described in this report, as the compensation of the other two named executives. Accordingly, his base salary was fixed for 1998 as disclosed in the Summary Compensation Table; his Incentive Plan cash bonus award for 1998 reflected the Company's substantial attainment of the predetermined annual performance goals previously described; and his 1998 stock option award under the Omnibus Plan reflected utilization of the Committee-established percentage of his base salary with no reduction based upon his performance.

                    Deductibility of Executive Compensation

     The Committee does not believe that the limitations on the deductibility of executive compensation imposed by Section 162(m) of the Code will affect the deductibility of compensation expected to be paid under the Company's existing plans and programs during 1999. The Committee will continue to evaluate any impact which Section 162(m) may have and take such actions as it deems appropriate.

              Responsibility for Report on Executive Compensation

     This Compensation Committee Report on Executive Compensation was prepared by the Committee, whose members during 1998 were: O. Ralph Edwards, Chairman and
J. Stephen Vanderwoude.

     The Committee's Report on Executive Compensation and the following Stock Performance Graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed "filed" under such Acts.

          Compensation Committee Interlocks and Insider Participation

     During 1998, none of the members of the Compensation Committee served, or formerly served, as an officer or employee of the Company or any of its subsidiaries. Furthermore, none of the executive officers of the Company served as a Director or member of the Compensation Committee of any other entity.

Stock Performance Graph

     The graph below that follows, over a five-year period, the cumulative total return (defined as stock price appreciation and dividends) to Shareholders for the Company's Common Stock against a broad-market total return equity index and a commonly-published industry total return equity index. The broad-market total return equity index utilized in this comparison is the Standard & Poor's 500 Stock Index (the "S&P 500") which is a composite index of the equity performance of 500 representative companies within those industry groups deemed significant by Standard & Poor's. The Company selected a different commonly-published industry total return equity index for the current fiscal year and, therefore, has set forth in the performance graph below both the former and new industry indices. The Company changed the commonly-published industry total return equity index to the Standard & Poor's Supercap Regional Banks Index (the "S&P Supercap Regional Banks) which compares more closely to the Company's size and market capitalization than that of the Keefe, Bruyette & Woods, Inc. 50 Total Return Index (the "KBW 50 TR") which was previously used. The S&P Supercap Region Banks is a composite index of the equity performance of 37 banking companies located throughout the United States which range in asset size from $1.5 billion to $35 billion and are of a median asset size of $7 billion. The KBW 50 TR is a composite index of the equity performance of 50 banking companies located throughout the United States which range in asset size from $10.1 billion to $617.6 billion and are of a median asset size of $34.4 billion.

             Comparison of Five Year Cumulative Total Return Among
          the Company, the S&P 500, the S&P Supercap Regional Banks,
                             and the KBW 50 TR(1)


                               1993   1994   1995   1996   1997   1998

First Midwest                   100     98    121    175    241    214

S&P 500                         100    101    139    171    229    294

S&P Supercap Regional Banks     100     95    124    150    189    186

KBW 50 TR                       100     95    152    215    314    340



(1) Assumes $100 invested on December 31, 1993 in the Company's Common Stock, the S & P 500, the S&P Supercap Region Banks, and the KBW 50 TR and the reinvestment of all related dividends.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS & MANAGEMENT

     The following table sets forth, as of the Annual Meeting record date, certain information as to (i) those persons who were known by management of the Company to be beneficial owners of more than 5% of the outstanding shares of Common Stock and (ii) the shares of Common Stock beneficially owned by each Director, Director Nominee and each Executive Officer named in the Summary Compensation Table and by all Directors, Director Nominees and Executive Officers as a group:


                                                                     Percent
          5% Owner                 Number of Shares/(1)(2)/         of Class
----------------------------     ----------------------------     ------------

Geraldine C.  Cowlin                       2,115,678                  7.3%
41 North Virginia Street
Crystal Lake, Illinois 60014

                                                                             Number of Vested,
                                                                             Unexercised Stock
                                                              Percent       Options Included in
    Beneficial Owner          Number of Shares/(1)(2)/       of Class      Shares Listed to Left
------------------------      -------------------------      --------      ---------------------
Vernon A. Brunner                         3,277                *                   1,305
Bruce S. Chelberg                        15,955                *                   1,305
William J. Cowlin/(3)/                    9,994                *                   1,305
O. Ralph Edwards                          5,665                *                   1,305
Joseph W. England                         6,823                *                   1,305
Brother James Gaffney                        53                 *                       0
Thomas M. Garvin                          8,404                *                   1,305
John M. O'Meara/(4)/                    446,838               1.5%                61,715
Robert P. O'Meara                       403,344               1.4%                76,725
Jack Payan                               12,044                 *                       0
John L. Sterling                        103,930                *                       0
J. Stephen Vanderwoude                    4,866                *                   1,305
Richard T. Wojcik                       351,998               1.2%                     0
Donald J. Swistowicz                     91,052                *                  15,077

     As a group (fourteen persons), all Directors, Director Nominees and Executive Officers beneficially own 1,464,243 shares (5.0%) of Common Stock.
----------------------
*    Not greater than 1%.

(1) The number of shares stated are based on information furnished by the persons listed and include shares personally owned of record by each person and shares which under applicable regulations are deemed to be otherwise beneficially owned by each person including shares allocated to directors and executive officers under the Profit Sharing Plan, Nonqualified Retirement Plan and Nonqualified Stock Option Gain Deferral Plan. Under these regulations, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares voting power or investment power with respect to the security. Voting power includes the power to vote or to direct the voting of the security. Investment power includes the power to dispose or to direct the disposition of the security. A person will also be considered the beneficial owner of a security if the person has a right to acquire beneficial ownership of the security within sixty days.

(2) The Profit Sharing Plan owns, 1,471,249 (or 5.1%) shares of Common Stock. Pursuant to the Profit Sharing Plan, participants exercise voting rights with respect to the portion of the shares of Common Stock allocated to their accounts, and also direct the Trustee with respect to the investment of their accounts among the investment funds maintained under the Profit Sharing Plan. Accordingly, only those shares of Common Stock attributable to the Profit Sharing Plan account of the persons and groups listed are included in the above table.

(3) The above amount does not include the 2,115,678 shares (7.3%) held by Geraldine C. Cowlin, the spouse of William J. Cowlin.

(4) The amount shown for John M. O'Meara includes 82,134 shares of First Midwest Common Stock which are owned by trusts over which Mr. O'Meara exercises voting and investment rights. Beneficial ownership of such shares is disclaimed by Mr. O'Meara.

Right of First Refusal Agreements

     On June 22, 1994, the Company entered into Right of First Refusal Agreements with certain of its Shareholders who directly own approximately 12% of the outstanding Common Stock of the Company. The Agreements provide that if a Shareholder dies and the Shareholder's representative desires to sell any of the Shareholder's shares of the Company's Common Stock, the representative must first offer such shares to the Company. The Agreements impose no obligation on the Company to purchase any such shares. If the Company elects to purchase such shares, the price to be paid would be equal to the fair market value of such shares as determined by reference to transactions reported for the Company's Common Stock on the Nasdaq Stock Market. Current directors who are parties to, or are affected by, these Agreements are: John M. O'Meara, and Robert P. O'Meara. Former directors Andrew B. Barber, Robert E. Joyce and C.D. Oberwortmann, are also parties to such Agreements.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16 of the Exchange Act requires directors, certain officers and certain other owners to periodically file notices of changes in beneficial ownership of Common Stock with the Commission. To the best of the Company's knowledge, during 1998 all required filings were timely submitted, except as follows. During 1998 one filing related to a single transaction was not timely submitted due to an administrative oversight by each: Director John M. O'Meara and Director Jack Payan. The proper filings were subsequently made.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company, through certain of its subsidiaries, has made loans and had transactions with certain of its executive officers and directors. However, all such loans and transactions were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features.

                              INDEPENDENT AUDITORS

     For 1998, the Board of Directors retained Ernst & Young LLP as the Company's independent auditors. A representative of Ernst & Young LLP will be present at the Annual Meeting, will have an opportunity to make a statement, if desired, and will be available to respond to appropriate questions. The Audit Committee currently intends to recommend the selection of independent auditors for 1999 at the May 1999 Board of Directors Meeting.

                                 OTHER BUSINESS

     So far as is presently known, there is no business to be transacted at the Annual Meeting other than that referred to in the Notice of Annual Meeting of Shareholders and it is not anticipated that other matters will be brought before the Annual Meeting. If, however, other matters should be brought before the Annual Meeting, proxy holders would vote or act in accordance with their judgment on such matters.

                             SHAREHOLDER PROPOSALS

     Shareholders desiring to submit proposals to be considered for inclusion in the Company's proxy statement and form of proxy for the 2000 Annual Meeting must submit their proposals to the Corporate Secretary, at the Company's executive offices in Itasca, Illinois, for receipt by no later than November 12, 1999. Inclusion of any such proposals will be subject to the requirements of Rule 14a-8 adopted under the Securities Exchange Act of 1934 and to the provisions of the Company's Restated Certificate of Incorporation.

                 NOTICE OF BUSINESS TO BE CONDUCTED AT MEETING

     Under the Restated Certificate of Incorporation of the Company, certain procedures are provided which a shareholder must follow to properly nominate persons for election as Directors or bring an item of business before a meeting of shareholders. These procedures provide that a shareholder must give advance notice for a nomination for Director or item of business to be introduced at a meeting of shareholders. For the 2000 Annual Meeting, a shareholder must give written advance notice to the Secretary of the Company between October 15, 1999 and December 14, 1999; provided, however, that in the event the Company publicly announces or discloses less than 130 days prior to the meeting that the date of the 200 Annual Meeting is to be held on a date other than April 12, 2000, notice by the shareholder will be timely if it is received no later than the tenth (10/th/) day following the date of such announcement or disclosure. The advance notice by a shareholder must include the shareholder's name and address, as they appear on the Company's record of shareholders, a brief description of the proposed business, the reason for conducting such business at the annual meeting, the class and number of all shares of the Company's capital stock that are beneficially owned by such shareholder and any material interest of such shareholder in the proposed business. In the case of nominations to the Board of Directors, certain information regarding the nominee must be provided. These requirements apply to any matter that a shareholder wishes to raise at an annual meeting, including those matters raised other than pursuant to the procedures of Rule 14a-8 under the Securities Exchange Act of 1934, as amended. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement or the proxy relating to any annual meeting any shareholder proposal which does not meet all of the requirement for inclusion established by the United States Securities and Exchange Commission in effect at the time such proposal is received.

                     By Order of the Board of Directors:


                    /s/ JAMES M. ROOLF
                    ------------------
                    James M. Roolf, Senior Vice President,
                    Corporate Secretary

                                     PROXY
                          FIRST MIDWEST BANCORP, INC.

              Proxy Solicited on Behalf of the Board of Directors
            Annual Meeting of Shareholders to be Held April 14, 1999

I, the undersigned stockholder of First Midwest Bancorp, Inc. (the "Company"), hereby appoint Donald J. Swistowicz, James M. Roolf and Barbara E. Briick, or any of them, the true and lawful attorney of the undersigned, with full power of substitution, to appear and act as proxies of the undersigned, and to vote, as designated below, all the shares of Common Stock of the Company held of record by the undersigned on March 1, 1999 at the Annual Meeting of Shareholders of the Company to be held on April 14, 1999 or any adjournment(s) or postponement(s) thereof as fully as the undersigned might or could do if personally present.

    YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSALS LISTED BELOW

               (Continued and to be signed on the reverse side.)

  Please mark, sign and date this proxy card and return it promptly using the enclosed envelope.


1. ELECTION OF DIRECTORS: Vernon A. Brunner, O. Ralph Edwards, Thomas M. Garvin and John M. O'Meara.


     FOR  WITHHELD      FOR, EXCEPT VOTE WITHHELD FROM THE FOLLOWING NOMINEE(S):

     [_]   [_]                 [_]

2. In their discretion on any other item of business as may properly come before the Annual Meeting of Shareholders or any adjournment(s) or postponement(s) thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of all Nominees for Director, and as to any other item of business as may properly come before the Annual Meeting of Shareholders or any adjournment(s) or postponement(s) thereof, it will be voted in the discretion of the named Proxies.

SIGNATURE(S) & DATE
NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

                      DIRECTION CARD (Profit Sharing Plan)

                          FIRST MIDWEST BANCORP, INC.
        First Midwest Bancorp Savings and Profit Sharing Plan and Trust
          Direction for Voting Shares of the Company Held in the Trust
            Annual Meeting of Shareholders to be Held April 14, 1999

I hereby direct the Trustee, First Midwest Trust Company, N.A. or any successor Trustee, to vote, as designated below, all the shares of Common Stock of First Midwest Bancorp, Inc. (the "Company") subject to voting direction by the undersigned at the Annual Meeting of Shareholders of the Company to be held on April 14, 1999 or any adjournment(s) or postponement(s) thereof.

               (Continued and to be signed on the reverse side.)

Please mark, sign and date this Direction Card and return it promptly using the enclosed envelope.


1. ELECTION OF DIRECTORS: Vernon A. Brunner, O. Ralph Edwards, Thomas M. Garvin and John M. O'Meara.

     FOR  WITHHELD      FOR, EXCEPT VOTE WITHHELD FROM THE FOLLOWING NOMINEE(S):

     [_]    [_]              [_]

2. In their discretion on any other item of business as may properly come before the Annual Meeting of Shareholders or any adjournment(s) or postponement(s) thereof.

These directions are requested by the Trustee with regard to the voting of a proxy solicited by the Company's Board of Directors from the Trustee as the record owner of shares held pursuant to the First Midwest Bancorp Savings and Profit Sharing Plan and Trust. If no instruction is made on this Direction Card, the shares represented hereby will be voted FOR the election of all Nominees for Director, and as to any other item of business as may properly come before the Annual Meeting of Shareholders or any adjournment(s) or postponement(s) thereof, it will be voted in the discretion of the Trustee.


SIGNATURE & DATE
NOTE: Please sign exactly as name appears hereon.

                DIRECTION CARD (Nonqualified Retirement Plans)

                          FIRST MIDWEST BANCORP, INC.
First Midwest Bancorp Nonqualified Retirement Plan and Nonqualified Stock Option
                              Gain Deferral Plan
          Direction for Voting Shares of the Company Held in the Trust
            Annual Meeting of Shareholders to be Held April 14, 1999

I hereby direct the Trustee, Harris Bank, Barrington or any successor Trustee, to vote, as designated below, all the shares of Common Stock of First Midwest Bancorp, Inc. (the "Company") subject to voting direction by the undersigned at the Annual Meeting of Shareholders of the Company to be held on April 14, 1999 or any adjournment(s) or postponement(s) thereof.

               (Continued and to be signed on the reverse side.)

Please mark, sign and date this Direction Card and return it promptly using the enclosed envelope.



1. ELECTION OF DIRECTORS: Vernon A. Brunner, O. Ralph Edwards, Thomas M. Garvin and John M. O'Meara.

     FOR  WITHHELD      FOR, EXCEPT VOTE WITHHELD FROM THE FOLLOWING NOMINEE(S):

     [_]   [_]             [_]

2. In their discretion on any other item of business as may properly come before the Annual Meeting of Shareholders or any adjournment(s) or postponement(s) thereof.

These directions are requested by the Trustee with regard to the voting of a proxy solicited by the Company's Board of Directors from the Trustee as the record owner of shares held pursuant to the First Midwest Bancorp Nonqualified Retirement Plan and Nonqualified Stock Option Gain Deferral Plan. If no instruction is made on this Direction Card, the shares represented hereby will be voted FOR the election of all Nominees for Director, and as to any other item of business as may properly come before the Annual Meeting of Shareholders or any adjournment(s) or postponement(s) thereof, it will be voted in the discretion of the Trustee.



SIGNATURE & DATE
NOTE:  Please sign exactly as name appears hereon.